Exhibit 99.1

NEWS RELEASE

For Immediate Release                                                                                                                       Contact:   Michael Sund

October 28, 2010                                                                                                                                                      +1 858.503.3233

                                                                                                                                                                                     msund@maxwell.com

MAXWELL TECHNOLOGIES REPORTS THIRD QUARTER FINANCIAL RESULTS

Ultracapacitor Sales Up 78%, Total Revenue Up 21% vs. Q309

CONFERENCE CALL & WEBCAST AT 5 P.M. (EDT) TODAY – DETAILS BELOW

SAN DIEGO, Calif. — Maxwell Technologies, Inc. (Nasdaq: MXWL) today reported revenue of $31.5 million for its third quarter ended September 30, 2010, up 21 percent over the $26.1 million recorded in the same period in 2009. BOOSTCAP® ultracapacitor revenue increased by 78 percent, to $18.6 million in Q310, compared with $10.5 million for the same period last year. Sales of high voltage capacitor and microelectronics products totaled $12.8 million in Q310, down 18 percent from the $15.6 million recorded in Q309.

“Ultracapacitor sales growth continues to be driven by several key target markets, including wind energy, hybrid and electric transit vehicles, micro hybrid automotive systems, backup power and wireless communications,” said David Schramm, Maxwell’s president and chief executive officer. “Higher ultracapacitor volume and ongoing cost reduction and efficiency improvements were key factors in enabling the company to generate cash from operations for the fifth time in the past six quarters.”

On a U.S. generally accepted accounting principles (GAAP) basis, operating loss for the third quarter 2010 was $907,000, compared with an operating loss of $1.7 million in the same period last year. GAAP net loss for Q310 was $2.4 million or $0.09 per share, compared with a GAAP net loss of $4.6 million, or $0.18 per share, in Q309. GAAP operating loss and GAAP net loss comparisons are affected by:

•	A $1.7 million operating expense accrual in Q310 to increase the reserve for pending settlement of alleged U.S. Foreign Corrupt Practices Act (FCPA) violations.

•

A non-cash loss of $814,000, or $0.03 per share, in Q310 vs. a non-cash loss of $2.8 million, or $0.11 per share, in Q309, based on the quarterly valuation of conversion features and warrants associated with convertible debentures issued in 2005.

On a non-GAAP basis, the company reported an operating profit of $1.6 million, in Q310 compared with an operating loss of $651,000 in the same period last year, and net income of $968,000, or $0.04 per diluted share in Q310, compared with net loss of $816,000, or $0.03 per diluted share in Q309. A reconciliation of GAAP to non-GAAP financial measures is included as an addendum to this release.

GAAP gross margin was 39 percent in Q310, compared with 38 percent in Q309 and 40 percent in Q210. GAAP operating expenses, totaled approximately $13.2 million, or 42 percent of revenue in Q310, compared with $11.6 million, or 45 percent of revenue in Q309. Non-GAAP operating expenses totaled approximately $10.9 million, or 35 percent of revenue in Q310, compared with $10.8 million, or 41 percent of revenue in Q309. Cash, cash equivalents and restricted cash totaled $40.1 million as of September 30, 2010, compared with $36.2 million as of June 30, 2010. Complete financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations will be available with the filing of the company’s Quarterly Report on Form 10-Q with the Securities & Exchange Commission.

Outlook: “We expect sequential top line growth of five to seven percent in the fourth quarter,” Schramm said. “That growth and ongoing operating performance improvement should enable the company to continue generating cash from operations and be profitable on a non-GAAP basis at the operating income line going forward.”

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MAXWELL TECHNOLOGIES REPORTS THIRD QUARTER FINANCIAL RESULTS

As previously disclosed in its public filings, the company has engaged in settlement discussions with the Securities and Exchange Commission (SEC) and the Department of Justice (DOJ) with regard to the ongoing FCPA investigations involving Maxwell’s Swiss subsidiary, Maxwell S.A. As we have also previously disclosed, the company has negotiated an agreement in principle with the SEC to resolve the ongoing FCPA investigation for a payment of approximately $6.35 million, with half to be paid upon signing and the remaining half within 360 days of the Final Judgment, as well as certain other non-financial settlement terms. The settlement with the SEC remains subject to final approval of the Commission. Our settlement discussions with the DOJ are ongoing. As a result of the ongoing discussions with the DOJ, the Company accrued an additional $1.7 million in Q3 of 2010. We anticipate final resolution of this matter with both the SEC and the DOJ in the near future. As with all prospective settlements with government entities, final settlement remains subject to final approval of the SEC and DOJ. Additionally, there can be no assurance that negotiations to-date with the SEC and DOJ will result in final resolution, or that the amount of the loss upon final resolution will not differ significantly from the current estimate.

Non-GAAP Financial Measures: The company uses non-GAAP financial measures for internal evaluation and to report the results of its business. These non-GAAP financial measures include non-GAAP operating income, non-GAAP net income, and non-GAAP diluted net income per share. These measures are not in accordance with, nor an alternative to, GAAP. These measures are intended to supplement GAAP financial information, and may be computed differently from non-GAAP financial measures used by other companies. The company believes that these measures provide useful information to its management, board of directors and investors about its operating activities and business trends related to its financial condition and results of operations. The company believes that it is useful to provide investors with information to understand how specific line items in the statement of operations are affected by certain non-cash or non-recurring items, such as:

•	stock-based compensation expense;

•	amortization of intangible assets;

•	expenses for matters related to the FCPA investigation, and

•	gains or losses on embedded derivative and warrants.

In addition, the company’s management and board of directors use these non-GAAP financial measures in developing operating budgets and in reviewing the company’s results of operations, since such items have limited impact on current and future operating decisions. Additionally, the company believes that inclusion of non-GAAP financial measures provide consistency and comparability with its past reports of financial results. However, investors should be aware that non-GAAP measures have inherent limitations and should be read in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP. Please refer to the accompanying tables for a detailed reconciliation of GAAP to non-GAAP gross profit, operating income, net income and diluted net income per share.

Management will conduct a conference call and simultaneous webcast to discuss third quarter financial results and the future outlook at 5 p.m. (EDT) today. The call may be accessed by dialing toll-free, (800) 862-9098 from the U.S. and Canada, or (785) 424-1051 for international callers, and entering the conference ID, 7MAXWELL. The live web cast and subsequent archived replay may be accessed at the company’s web site via the following link: http://maxwell.investorroom.com/.

Maxwell is a leading developer and manufacturer of innovative, cost-effective energy storage and power delivery solutions. Our BOOSTCAP® ultracapacitor cells and multi-cell modules provide safe and reliable power solutions for applications in consumer and industrial electronics, transportation and telecommunications. Our CONDIS® high-voltage grading and coupling capacitors help to ensure the safety and reliability of electric utility infrastructure and other applications involving transport, distribution and measurement of high-voltage electrical energy. Our radiation-mitigated microelectronic products include power modules, memory modules and single board computers that incorporate powerful commercial silicon for superior performance and high reliability in aerospace applications.

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MAXWELL TECHNOLOGIES REPORTS THIRD QUARTER FINANCIAL RESULTS

Forward-looking statements: Statements in this news release that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially because of factors such as:

•	the company’s history of losses and uncertainty about its ability to achieve or maintain profitability, or to obtain sufficient capital to finance its operations;

•	disruption of global financial markets and reduced availability of credit;

•	general economic conditions in the markets served by the company’s products;

•	development and acceptance of products based on new technologies;

•	demand for original equipment manufacturers’ products reaching anticipated levels;

•	cost-effective manufacturing and the success of outsourced product assembly;

•	the impact of competitive products and pricing;

•	risks and uncertainties involved in foreign operations, including the impact of currency fluctuations;

•	product liability or warranty claims in excess of reserves.

For further information regarding risks and uncertainties associated with Maxwell’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our SEC filings, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Maxwell’s investor relations department at (858) 503-3434 or at our investor relations website: http://maxwell.investorroom.com/index.php?s=127. All information in this release is as of October 28, 2010. The company undertakes no duty to update any forward-looking statement to reflect actual results or changes in the company’s expectations.

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MAXWELL TECHNOLOGIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Sales	$31,452	$26,101	$87,654	$73,314
Cost of sales	19,130	16,164	53,284	47,409

Gross profit	12,322	9,937	34,370	25,905
Operating expenses:
Selling, general and administrative	8,747	7,288	27,086	17,962
Research and development	4,432	4,274	12,968	12,066
Amortization of intangibles	50	86	182	267

Total operating expenses	13,229	11,648	40,236	30,295

Loss from operations	(907)	(1,711)	(5,866)	(4,390)
Interest expense, net	(46)	(59)	(144)	(202)
Amortization of debt discount and prepaid debt costs	(21)	(73)	(62)	(695)
Gain (loss) on embedded derivatives and warrants	(814)	(2,761)	3,661	(7,175)

Income (loss) before income taxes	(1,788)	(4,604)	(2,411)	(12,462)
Income tax provision	562	33	1,281	475

Net income (loss)	$(2,350)	$(4,637)	$(3,692)	$(12,937)

Net income (loss) per common share:
Basic and diluted	$(0.09)	$(0.18)	$(0.14)	$(0.54)

Weighted average common shares outstanding:
Basic and diluted	26,195	25,673	26,149	23,974

MAXWELL TECHNOLOGIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except per share data)

	September 30, 2010	December 31, 2009
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$32,077	$29,582
Trade and other accounts receivable, net	26,053	20,485
Inventories, net	19,301	17,788
Prepaid expenses and other current assets	2,583	1,776

Total current assets	80,014	69,631

Property and equipment, net	19,938	17,080
Intangible assets, net	1,749	2,922
Goodwill	23,870	22,799
Prepaid pension asset	8,726	7,653
Restricted cash	8,000	8,000
Other non-current assets	1,075	734

Total assets	$143,372	$128,819

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$38,542	$23,672
Accrued warranty	399	588
Accrued employee compensation	5,532	4,615
Short-term borrowings and current portion of long-term debt	11,025	5,245
Stock warrants	514	2,465
Deferred tax liability	906	906

Total current liabilities	56,918	37,491

Deferred tax liability, long-term	1,097	1,097
Long-term debt, excluding current portion	4,111	11,452
Other long-term liabilities	743	787

Total liabilities	62,869	50,827

Commitments and contingencies
Stockholders’ equity:
Common stock, $0.10 par value per share, 40,000 shares authorized; 26,486 and 26,321 shares issued and outstanding at September 30, 2010 and December 31, 2009, respectively	2,649	2,633
Additional paid-in capital	227,664	224,575
Accumulated deficit	(161,506)	(157,814)
Accumulated other comprehensive income	11,696	8,598

Total stockholders’ equity	80,503	77,992

Total liabilities and stockholders’ equity	$143,372	$128,819

MAXWELL TECHNOLOGIES, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data)

(Unaudited)

		Three Months Ended			Nine Months Ended September 30,
		September 30, 2010	June 30, 2010	September 30, 2009	2010	2009
Gross Profit Reconciliation:
GAAP gross profit		$12,322	$11,837	$9,937	$34,370	$25,905
Stock-based compensation expense included in cost of sales	A	105	89	97	310	300
Amortization of intangible assets included in cost of sales	B	77	71	75	222	213

Non-GAAP gross profit		$12,504	$11,997	$10,109	$34,902	$26,418

Total Operating Expenses Reconciliation:
GAAP total operating expenses		$13,229	$15,169	$11,648	$40,236	$30,295
Stock-based compensation expense	A	(572)	(654)	(802)	(1,733)	(2,178)
Amortization of intangible assets	B	(50)	(51)	(86)	(182)	(267)
Potential settlement with the SEC and DOJ accrual	C	(1,700)	(3,400)	—	(5,100)	—

Non-GAAP total operating expenses		$10,907	$11,064	$10,760	$33,221	$27,850

Income (Loss) From Operations Reconciliation:
GAAP income (loss) from operations		$(907)	$(3,332)	$(1,711)	$(5,866)	$(4,390)
Stock-based compensation expense	A	677	743	899	2,043	2,478
Amortization of intangible assets	B	127	122	161	404	480
Potential settlement with the SEC and DOJ accrual	C	1,700	3,400	—	5,100	—

Non-GAAP income (loss) from operations		$1,597	$933	$(651)	$1,681	$(1,432)

Net Income (Loss) Reconciliation:
GAAP net income (loss)		$(2,350)	$(2,584)	$(4,637)	$(3,692)	$(12,937)
Stock-based compensation expense	A	677	743	899	2,043	2,478
Amortization of intangible assets	B	127	122	161	404	480
Potential settlement with the SEC and DOJ accrual	C	1,700	3,400	—	5,100	—
Loss (gain) on embedded derivative and warrants	D	814	(1,226)	2,761	(3,661)	7,175

Non-GAAP net income (loss)		$968	$455	$(816)	$194	$(2,804)

Net Income (Loss) per Share Reconciliation:
GAAP diluted net income (loss) per share		$(0.09)	$(0.10)	$(0.18)	$(0.14)	$(0.54)
Stock-based compensation expense	A	0.03	0.03	0.03	0.08	0.10
Amortization of intangible assets	B	0.01	0.01	0.01	0.02	0.02
Potential settlement with the SEC and DOJ accrual	C	0.06	0.13	—	0.19	—
Loss (gain) on embedded derivative and warrants	D	0.03	(0.05)	0.11	(0.14)	0.30
Dilution adjustment		—	—	—	—	—

Non-GAAP diluted net income (loss) per share		$0.04	$0.02	$(0.03)	$0.01	$(0.12)

See notes on next page

Notes:

(A)	Stock-based compensation expense consists of non-cash charges for employee stock options, restricted stock awards, restricted stock units and employee stock purchase plan awards.

Results include stock-based compensation expense as follows (in thousands):

	Three Months Ended			Nine Months Ended September 30,
	September 30, 2010	June 30, 2010	September 30, 2009	2010	2009
Cost of sales	$105	$89	$97	$310	$300
Selling, general and administrative	556	575	682	1,624	1,832
Research and development	16	79	120	109	346

Total stock-based compensation costs	$677	$743	$899	$2,043	$2,478

(B)	Amortization of intangible assets associated with acquisitions.
(C)	Estimate of the potential settlement with the Securities and Exchange Commission (“SEC”) and Department of Justice (“DOJ”).
(D)	Loss (gain) on embedded derivative and warrants associated with the Company’s convertible debt.